Subsequent Events	12 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 – SUBSEQUENT EVENTS

On February 24, 2021, the Company signed a share purchase agreement with the shareholder of Fuzhou Baodeng Trading Co., Ltd. (“Baodeng”). Pursuant to which, the Company purchased 51% of Baodeng from the shareholder with a total consideration amounted to $257,179 (RMB 1,690,000). As of March 31, 2021, the Company has made a deposit of $182,612 (RMB 1,200,000). Baodeng provides management service to the online stores under on JD.com platform. The transaction is completed on April 1, 2021. The Company started to consolidate Baodeng since April 1, 2021 after the transaction is completed. The Company evaluated and determined that the combination did not meet the significance tests under the reporting requirements.

On May 8, 2021, the Company entered into a Max Pledge Amount Agreement with Industrial Bank Co., Ltd. Pursuant to which, the Company obtained a total $2,617,443 (RMB 17,200,000 Yuan) bank facility with its building and land use right as collaterals. There were no loan guarantee fees paid to the personal guarantors.

On June 9, 2021, the Company borrowed $1,065,238 (RMB 7,000,000) under the above Max Pledge Amount Agreement from Industrial Bank Co., Ltd and shall be repaid by June 5, 2022. The loan bears a fixed interest rate of 1-year Loan Prime Rate (“LPR”) +0.75% on the date of drawing per annum.

On June 21, 2021, the Company issued an aggregate of 231,445 ordinary shares of the Company to certain employees and a director for their services. The total compensation cost was $351,812.

On July 1, 2021, the Company has completed a registered direct offering with four non-U.S. investors on Form F-3 (File No. 333-250026) for gross proceeds of $2.2 million before deducting any offering expenses. The 1,240,000 shares were purchased by four non-U.S. investors.